[GRAPHIC OF FLAGS OMITTED.]


GABELLI GOLD FUND, INC.
FIRST QUARTER REPORT - MARCH 31, 2001

                                                 [PHOTO OF CAESAR BRYAN OMITTED]

                                                                    CAESAR BRYAN
TO OUR SHAREHOLDERS,

      The performance of gold and gold equities was very frustrating during the first quarter of 2001. After a positive fourth quarter of 2000, and with improving fundamentals, further gains could reasonably have been expected. In actuality, both the gold price and gold equities declined during the quarter. We believe that the lows for the gold price and gold equities in this cycle have been seen, and that gold stocks will soon resume their upward move.

INVESTMENT PERFORMANCE
      For the first quarter ended March 31, 2001, the Gabelli Gold Fund's (the "Fund") net asset value declined 7.22%. The Lipper Gold Fund Average and Philadelphia Gold & Silver ("XAU") Index of large North American gold companies declined 4.88% and 6.85%, respectively, over the same period. The XAU index is an unmanaged indicator of stock market and investment performance, while the Lipper average reflects the average performance of mutual funds classified in this particular category. The Fund fell 5.97% over the trailing twelve-month period. The Lipper Gold Fund Average and XAU Index declined 7.17% and 14.05%, respectively, over the same twelve-month period.

      For the two-year period ended March 31, 2001, the Fund's cumulative return declined 10.46%, versus cumulative declines of 12.96% and 16.64% for the Lipper Gold Fund Average and the XAU Index, respectively. For the five-year period ended March 31, 2001, the Fund's return declined 18.85% annually, versus average annual declines of 18.39% and 18.67% for the Lipper Gold Fund Average and the XAU Index, respectively. Since inception on July 11, 1994 through March 31, 2001, the Fund had a cumulative decline of 50.72%, which equates to an average annual decline of 9.98%.

OUR INVESTMENT OBJECTIVE

     The Fund's objective is to obtain long-term capital appreciation by investing in equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.

OUR APPROACH

      We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                               Quarter
                            ----------------------------------------------------
                               1st       2nd        3rd        4th      Year
                               ---       ---        ---        ---      ----
  2001:   Net Asset Value     $4.88       --        --         --        --
          Total Return        (7.2)%      --        --         --        --
--------------------------------------------------------------------------------
  2000:   Net Asset Value     $5.19     $5.27      $5.04      $5.26     $5.26
          Total Return      ((16.7)%     1.5%      (4.4)%      4.4%    (15.6)%
--------------------------------------------------------------------------------
  1999:   Net Asset Value     $5.45     $5.39      $6.74      $6.23     $6.23
          Total Return        (3.7)%    (1.1)%     25.1%      (7.6)%    10.1%
--------------------------------------------------------------------------------
  1998:   Net Asset Value     $6.63     $5.68      $6.17      $5.66     $5.66
          Total Return        12.9%    (14.3)%      8.6%      (8.3)%    (3.6)%
--------------------------------------------------------------------------------
  1997:   Net Asset Value    $11.83     $9.79      $9.17      $5.87     $5.87
          Total Return        (4.0)%   (17.2)%     (6.3)%    (35.4)%   (51.9)%
--------------------------------------------------------------------------------
  1996:   Net Asset Value    $14.00    $13.40     $13.46     $12.32    $12.32
          Total Return        22.7%     (4.3)%      0.4%      (8.5)%     8.0%
--------------------------------------------------------------------------------
  1995:   Net Asset Value    $11.00    $11.96     $12.27     $11.41    $11.41
          Total Return        (0.6)%     8.7%       2.6%      (7.0)%     3.1%
--------------------------------------------------------------------------------
  1994:   Net Asset Value       --        --      $12.37     $11.07    $11.07
          Total Return          --        --       23.7%(b)  (10.5)%    10.7%(b)
--------------------------------------------------------------------------------



  -------------------------------------------------------
       Average Annual Returns - March 31, 2001 (a)
       -------------------------------------------
  1 Year ....................................     (5.97)%
  5 Year ....................................    (18.85)%
  Life of Fund (b) ..........................     (9.98)%
  -------------------------------------------------------
                    Dividend History
                    ----------------
Payment (ex) Date    Rate Per Share  Reinvestment Price
-----------------    --------------  ------------------
December 29, 1997        $0.058           $5.86

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on July 11, 1994.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors.
--------------------------------------------------------------------------------
            HOLDINGS BY GEOGRAPHIC REGION - 3/31/01GLOBAL ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:
North America 56.1%
South Africa 34.4%
Asia/Pacific Rim 4.6%
Latin America 3.9%
Europe 1.0%

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

     In our last report we said that there were a number of reasons to be cautiously optimistic towards the gold price. We retain a positive outlook, even though the gold price did not perform well during the first quarter, falling by over $13 per ounce to $259. That represents a fall of almost 5%.

      The Federal Reserve has been very aggressive in lowering interest rates. Since the beginning of the year, short-term interest rates have been lowered by 50 basis points on four occasions. The current rate is 4.5%, and it is probable, according to market commentators, that further rate reductions will be implemented. The authorities, in their statement that accompanied the most recent rate cut decision, voiced their concerns that the downturn in capital spending combined with the fall in the stock market might spill over into consumer spending.

      Clearly the Federal Reserve believes that the current slowdown is different from the typical economic contractions, which have either been based on an inventory buildup, a rise in the rate of inflation, or both. How do lower interest rates help the gold price? Interest rates and the gold lease rate are the two variables that determine the gold contango. The contango is the difference between the forward price and the current price of gold. Lower interest rates, assuming the cost of borrowing gold remains the same, reduces the contango. This in turn lessens the attractiveness of producers hedging their production and speculators shorting gold. The other variable, lease rates, have been rising since the start of the year, reflecting a shortage of gold available to be lent. The result has been a reduction in the gold contango, which is likely to be reflected in a sharp reduction in producer hedging and speculative shorting. Thus excess supply will be withdrawn from the market.

      Significantly lower interest rates in the U.S., reflecting fears of slower economic growth, should make the U.S. dollar a less attractive currency. In our past reports, we have commented on the enthusiasm that foreigners have shown in financing the U.S. current account deficit and speculated that this enthusiasm could dissipate. This plainly has not happened, but slower growth in the U.S., a large trade deficit, and foreigners saturated in dollars are conditions conducive to a lower dollar. A falling dollar is usually supportive for the gold price.

      There was an unusually wide divergence in performance between individual gold equities. The Fund's best performer by far during the quarter was Freeport McMoran Copper and Gold, which bounced back from a very oversold condition. Freeport McMoran operates a huge low cost gold/copper orebody in Indonesia. The stock appreciated by 44% during the quarter. Among the larger gold companies, Homestake Mining (up 25%) and Goldfields (up 15%) did best. For some time we have favored a number of medium sized gold producers. Three of our favorites, namely GoldCorp, Agnico-Eagle, and IAM Gold, all posted positive returns. The fourth member of this group, Meridian Gold, declined in price during the quarter, but has been a good performer relative to other gold equities. These companies display characteristics which we favor. Namely, an excellent low cost orebody, strong balance sheet, and sound management. The Fund's holdings of larger gold companies generally did not do as well as generalist funds sold gold equities as the gold price fell. These included Newmont, Barrick Resources and Placerdome, which declined between 5% and 12% during the quarter.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of March 31, 2001.

AGNICO-EAGLE MINES LTD. (AGE.TO - $6.21 - TORONTO STOCK EXCHANGE;  AEM - $6.17 -
NYSE) is a small Canadian gold company with an established operating history. The company is currently expanding production at its La Ronde mine in Quebec. Aginco-Eagle has the financial capability to finance its growth and is set to become a profitable, low cost gold producer.

ANGLO AMERICAN PLATINUM CORP. LTD. (RPHA - $33.46 - FRANKFURT STOCK EXCHANGE) is the largest producer of platinum group metals in the world. All its mines are located in South Africa, where the country controls vast platinum reserves. The company is currently benefiting from the high platinum price and is using its cash flow to expand production. Anglo American is majority owned by the Anglo American Group. In August 2000, Anglo sold a 17.5% stake in Northam Platinum to Mvelaphanda Holdings Ltd. for an undisclosed price.

GOLDCORP INC. (GA.TO - $6.78 - TORONTO STOCK EXCHANGE; GG - $6.69 - NYSE) is a mid-sized Canadian gold producer with two producing gold mines and two industrial mineral operations. The company's most significant asset is the Red Lake Mine, which is part of a major gold camp in Canada. Exploration drilling has revealed previously unknown high-grade ore zones, which will add significantly to the mine's reserves. These new discoveries will result in increased production at significantly lower costs. Goldcorp is undervalued relative to other mid-sized producers and we expect management to add significantly to shareholder value.

GOLD FIELDS LTD. (GFLJ.J - $3.89 - JOHANNESBURG STOCK EXCHANGE; GOLD - $3.875 - NASDAQ) is South Africa's second largest gold producer and was created by the amalgamation of a number of South African mines. The company controls the vast gold mines of Kloof and Driefontein as well as smaller mines in South Africa. Outside South Africa, Gold Fields is bringing a mine to production in Ghana and is continually seeking other opportunities. The company is largely unhedged and debt free.

HARMONY GOLD MINING LTD. (HARJ.J - $4.83 - JOHANNESBURG STOCK EXCHANGE; HGMCY - $4.8125 - NASDAQ) is a medium sized gold company producing over two million ounces of gold annually. The company has developed a core competency in mining low-grade ore very efficiently. Harmony Gold has applied these skills to other poorly managed mines with great success. Because the company is unhedged (no short gold positions), any increase in the gold price will likely have a very positive impact on profits.

HOMESTAKE MINING CO. (HM - $5.26 - NYSE) is an international gold company with exposure in the United States, Australia, Canada, and South America that produces roughly 2.3 million ounces of gold per year. The company continues to diversify its operations through acquisitions such as Plutonic Resources in Australia, Prime Resources in Canada and Argentina Gold Corp. in Argentina. Management has been successful in implementing its policy of improving the quality of its operations and increasing reserves.

IMPALA PLATINUM HOLDINGS LTD. (IMPAY - $35.5815 - NASDAQ) mines and markets platinum and other platinum group metals such as palladium, rhodium and nickel. Impala is the second largest producer of palladium and platinum in the world as well as one of the lowest cost producers. The company is realizing the benefits of a production drive coupled with a cost reduction plan. Impala also continues to improve its balance sheet and build its cash balance in order to fund new projects.

NEWMONT MINING CORP. (NEM - $16.12 - NYSE) is North America's largest gold producer at upwards of four million ounces annually. The company has utilized cash flow from its very successful Nevada operations to expand overseas. Newmont has a 51% interest in Minera Yanacocha (Latin America's largest gold mine), a 50% interest in a joint venture in Uzbekistan, and an interest in Indonesia's first heap-leaching operation. Newmont is only modestly hedged, and therefore, a rise in gold prices would leverage earnings significantly.

      MINIMUM INITIAL  INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms. WWW.GABELLI.COM Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       WHO                 WHEN
                       ---                 ----
      Special Chats:   Mario Gabelli       First Monday of each month
                       Howard Ward         First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The Upcoming Wednesday chat schedule is as follows:

                       MAY                 JUNE             JULY
                       ---                 ----             ----
      1st Wednesday    Ivan Arteaga        Hart Woodson     July 4th - Holiday
      2nd Wednesday    Walter Walsh        Kellie Stark     Charles Minter
      3rd Wednesday    Jeff Fahrenbruch    Ivan Arteaga     Walter Walsh
      4th Wednesday    Tim O'Brien         Barbara Marcin   Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      In summary, we believe a lower gold contango will ease selling pressure while the potential for a decline in the dollar will tend to spur demand. This should result in a better environment for gold equities. The Fund's investments should benefit from a higher gold price and further consolidation in the gold industry.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GOLDX. Please call us during the business day for further information.

                                                                      Sincerely,
                                                   /S/ SIGNATURE OF CAESAR BRYAN
                                                                    CAESAR BRYAN
                                                 President and Portfolio Manager
May 4, 2001

   ------------------------------------------------------------------------
                              TOP TEN HOLDINGS
                               MARCH 31, 2001
                               --------------
   Newmont Mining Corp.                        Gold Fields Ltd.
   Anglo American Platinum Corp. Ltd.          Barrick Gold Corp.
   Impala Platinum Holdings Ltd.               Harmony Gold Mining Co. Ltd.
   Placer Dome Inc.                            GoldCorp Inc.
   Homestake Mining Co.                        Northam Platinum Ltd.
   ------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI GOLD FUND, INC.
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                         MARKET
    SHARES                                                               VALUE
    ------                                                               -----

              COMMON STOCKS -- 99.2%
              METALS AND MINING -- 99.2%
              AUSTRALIA -- 4.5%
   820,000    Lihir Gold Ltd.+ ...................................   $   232,221
   570,000    Normandy Mining Ltd. ...............................       244,916
   103,000    Ranger Minerals NL .................................        45,263
                                                                     -----------
                                                                         522,400
                                                                     -----------
              IRELAND -- 0.1%
   214,771    Glencar Explorations plc+ ..........................         9,924
                                                                     -----------
              LATIN AMERICA -- 3.9%
    30,000    Compania de Minas Buenaventura SA, ADR .............       444,300
                                                                     -----------
              NORTH AMERICA -- 55.7%
    13,000    Agnico-Eagle Mines Ltd. ............................        80,745
    76,000    Agnico-Eagle Mines Ltd., ADR .......................       468,920
    40,000    Barrick Gold Corp. .................................       571,600
    42,189    Franco-Nevada Mining Corp. .........................       485,769
    30,000    Freeport-McMoRan Copper
                & Gold Inc., Cl. B+ ..............................       391,500
    41,300    GoldCorp Inc., ADR+ ................................       276,297
    81,600    GoldCorp Inc., Cl. A ...............................       553,470
    94,200    Guyanor Resources SA, Cl. B+ .......................        14,956
   110,000    Homestake Mining Co. ...............................       578,600
   254,700    IAM Gold+ ..........................................       363,952
    15,000    Meridian Gold Inc., New York+ ......................        94,800
    70,000    Meridian Gold Inc., Toronto+ .......................       445,005
   100,000    Moydow Mines International Inc.+ ...................        38,105
    46,575    Newmont Mining Corp. ...............................       750,789
    25,000    North American Palladium Ltd.+ .....................       188,938
    68,000    Placer Dome Inc. ...................................       588,200
    30,000    Repadre Capital Corp.+ .............................        45,726
    17,025    Stillwater Mining Co.+ .............................       460,526
                                                                     -----------
                                                                       6,397,898
                                                                     -----------
              SOUTH AFRICA -- 34.1%
    20,000    Anglo American Platinum Corp. Ltd. .................       669,183
     8,529    Anglogold Ltd. .....................................       247,342
    13,400    Anglogold Ltd., ADR ................................       193,630
    21,658    Ashanti Goldfields Ltd.+ ...........................        16,243
    50,000    Durban Roodepoort Deep Ltd., ADR ...................        45,312
   147,249    Gold Fields Ltd. ...................................       572,565
    46,000    Gold Fields Ltd., ADR ..............................       178,250
   116,326    Harmony Gold Mining Co. Ltd. .......................       561,757
    55,000    Harmony Gold Mining Co. Ltd., ADR ..................       264,688
    18,000    Impala Platinum Holdings Ltd., ADR .................       640,467
   367,750    Northam Platinum Ltd.+ .............................       534,883
                                                                     -----------
                                                                       3,924,320
                                                                     -----------

                                                                         MARKET
    SHARES                                                               VALUE
    ------                                                               -----
              UNITED KINGDOM -- 0.9%
    50,000    Brancote Holdings plc+ .............................   $    98,453
                                                                     -----------
              TOTAL COMMON STOCKS ................................    11,397,295
                                                                     -----------

              WARRANTS -- 0.0%
              NORTH AMERICA -- 0.0%
    50,000    Golden Star Resources Ltd.+ ........................           318
                                                                     -----------
              SOUTH AFRICA -- 0.0%
    23,630    Durban Roodepoort Deep Ltd., Ser. B+ ...............         2,242
                                                                     -----------
              TOTAL WARRANTS .....................................         2,560
                                                                     -----------
              TOTAL INVESTMENTS -- 99.2%
                (Cost $13,019,594)                                    11,399,855
              OTHER ASSETS AND
                LIABILITIES (NET) -- 0.8%                                 97,610
                                                                     -----------
              NET ASSETS -- 100.0%                                   $11,497,465
                                                                     ===========
------------------------
+     Non-income producing security.
ADR - American Depositary Receipt.

                                                 % OF
                                                MARKET                 MARKET
GEOGRAPHIC DIVERSIFICATION                       VALUE                 VALUE
--------------------------                       -----              -----------
North America ..............................     56.1%              $ 6,398,216
South Africa ...............................     34.4%                3,926,562
Asia/Pacific Rim ...........................      4.6%                  522,400
Latin America ..............................      3.9%                  444,300
Europe .....................................      1.0%                  108,377
                                                ------              -----------
                                                100.0%              $11,399,855
                                                ======              ===========

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
     ----------------------------------------------------------------------

     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     [BULLET] INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     [BULLET] INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                          GABELLI GOLD FUND, INC.
                            One Corporate Center
                          Rye, New York 10580-1434
                               1-800-GABELLI
                              [1-800-422-3554]
                            FAX: 1-914-921-5118
                           HTTP://WWW.GABELLI.COM
                          E-MAIL: INFO@GABELLI.COM
             (Net Asset Value may be obtained daily by calling
                       1-800-GABELLI after 6:00 P.M.)

                             BOARD OF DIRECTORS

Mario J. Gabelli, CFA                      Werner J. Roeder, MD
CHAIRMAN AND CHIEF                         MEDICAL DIRECTOR
INVESTMENT OFFICER                         LAWRENCE HOSPITAL
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                             Anthonie C. van Ekris
CHIEF EXECUTIVE OFFICER                    MANAGING DIRECTOR
CERUTTI CONSULTANTS, INC.                  BALMAC INTERNATIONAL, INC.

Anthony J. Colavita                        Daniel E. Zucchi
ATTORNEY-AT-LAW                            PRESIDENT
ANTHONY J. COLAVITA, P.C.                  DANIEL E. ZUCCHI ASSOCIATES

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

                       OFFICERS AND PORTFOLIO MANAGER

Caesar Bryan                               Bruce N. Alpert
PRESIDENT AND                              VICE PRESIDENT
PORTFOLIO MANAGER                          AND TREASURER

James E. McKee
SECRETARY

                                DISTRIBUTOR

                          Gabelli & Company, Inc.

                CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

                    State Street Bank and Trust Company

                               LEGAL COUNSEL

                          Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB008Q101SR


                                          [PHOTO OF MARIO GABELLI OMITTED.]

GABELLI
GOLD
FUND,
INC.



                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2001